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                                                                   EXHIBIT 10.16

[NOVELL LOGO]



                                 LOAN AGREEMENT

        THIS AGREEMENT made this fourth day of April 2001 by and between Ronald
C. Foster residing at 1530 Hillview Road, Los Altos, CA 94024 (hereinafter referred to as the Borrower) and Novell, Inc., a Delaware Corporation, having a principal place of business at 1800 South Novell Place, Provo, UT 84606 (hereinafter referred to as the Lender).

        WHEREAS, the Borrower desires to borrow money from the Lender for the purpose of paying taxes due to close window policy and unable to sell Novell, Inc. common stock, to be secured as hereinafter provided; and

        WHEREAS, the Lender desires to loan said money to Borrower to enable him to pay such taxes;

        NOW, THEREFORE, this Agreement WITNESSETH:

1. That the Lender agrees to loan and hereby does loan to the Borrower, the sum of $65,000, receipt of which is hereby acknowledged, for the express purpose that Borrower may pay taxes.

2. The Borrower shall make and deliver to the Lender, his Collateral Note in writing, requiring the repayment of the sum of $65,000 upon the earlier of:

        1. Thirty (30) days following the termination of employment of the Borrower with the Lender for any reason;

        2. Borrower's notice to Lender to release the shares of stock deposited with Lender as collateral security, as set forth in
                Section 4 below, for sale with Borrower's assignment to Lender of the proceeds of the sale of such stock in an amount equal to the amount of the loan made by Lender to Borrower hereunder; or

        3.      On the first anniversary of the date of the loan.

3.      The loan made by Lender to Borrower hereunder, shall bear interest at
        4.63 percent per annum during the term of the loan. Notwithstanding the foregoing, interest at the rate of 8 percent per annum shall be paid to the Lender between a date repayment of the loan is required hereunder, and the date the loan is actually repaid by borrower.

4. As collateral security for the repayment of the sum loaned to Borrower by Lender as herein provided, Borrower shall deposit with Lender 15,408 shares of the common stock of Novell, Inc., having a market value on the date of this instrument of $4.21875 per share. Should Borrower fail to pay this loan at the time it becomes due and payable in accordance with this



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        Agreement, Lender may sell all or any part of the Collateral upon five
        (5) days notice to Borrower.

5. This Agreement shall be binding upon and inure to the benefit of the respective parties, their heirs, executors, administrators, successors and assigns.

6. This Agreement shall be construed in accordance with the laws of the State of Utah.


Lender:  NOVELL, INC.                       Borrower: Ronald C. Foster


By: /S/ DENNIS R. RANEY                     By: /S/ RONALD C. FOSTER
                                               --------------------------------


Title: Chief Financial Officer              Title:
                                                  -----------------------------

Date: April 4, 2001                         Date: 4/4/01
                                                  -----------------------------



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                                 COLLATERAL NOTE


1. For value received, I, Ronald C. Foster, ("Debtor"), promise to pay to the order of Novell, Inc. ("Creditor") the sum of $65,000. This note is payable at the principal office of Novell, Inc. located at 1800 South Novell Place, Provo, UT 84606.

2. Debtor has deposited with Creditor as collateral, security for the payment of the debt, 15,408 shares of the common stock of Novell, Inc., having a market value on the date of this instrument of $4.21875 per share. Debtor has also delivered to Creditor a stock power signed by Debtor in blank.

3. If the total market value of the collateral should decline to less than $45,000 for a continuous 15-day trading period, on or after six months from the date of this note, Creditor may demand that the Debtor deposit additional collateral so that the total market value of the collateral at all times is at least $45,000.

4. Should Debtor fail to deliver additional collateral when demanded by Creditor in accordance with paragraph 3 of this note, this note shall become immediately due and payable.

5. Should Debtor fail to pay this note at the time it becomes due and payable in accordance with paragraph 4, or the loan agreement entered into in connection herewith, Creditor may sell all or any part of the collateral upon five (5) days written notice to Debtor.

6. Creditor can sell all or any part of the collateral on an open market, through a broker, or at a public or private sale. Creditor may purchase the collateral at such sale, free of any claims that Debtor may have on it.

7. The proceeds derived from a sale of the collateral shall be distributed as follows:

        1. The proceeds shall first be applied to the costs and expenses of selling the collateral and collecting the proceeds, including legal fees and broker's commission;

        2. The remaining proceeds shall then be used to pay the Creditor the sum due and payable on this note; and

        3. Should there be any balance remaining after this note has been paid, the balance shall be turned over to the Debtor.



                                                Debtor: Ronald C. Foster

Date: 4/4/01                                    Signature: /S/ RONALD C. FOSTER
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